RYDEX SERIES FUNDS

Alternative Strategies Fund

Supplement dated February 9, 2012

to the Prospectuses, Summary Prospectuses and Statement of Additional Information

of the above listed Fund dated August 1, 2011, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectuses and Statement of Additional Information (the “SAI”) listed above and should be read in conjunction with the Prospectuses and SAI.

On November 21, 2011, at the recommendation of Rydex Investments, the investment adviser to the series of Rydex Series Funds (the “Trust”), the Trust’s Board of Trustees (the “Board”) approved the closing and subsequent liquidation of the Alternative Strategies Fund (the “Fund”) pursuant to the terms of a Plan of Liquidation and Dissolution. Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about March 16, 2012 (the “Liquidation Date”).

Effective March 9, 2012, the Fund is closed to purchases by new shareholders and additional purchases by existing shareholders. The planned liquidation of the Fund may cause the Fund to increase its cash holdings and deviate from its investment objectives and strategies as stated in the Fund’s Prospectuses.

Prior to the Liquidation Date, Fund shareholders may redeem (sell) or exchange their shares in the manner described in the Prospectuses under “Selling Fund Shares” and “Exchanging Fund Shares,” respectively. Effective immediately, any applicable contingent deferred sales charge (“CDSC”) will be waived for shareholders redeeming C-Class Shares of the Fund. Shareholders remaining in the Fund just prior to or on the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Fund as of the Liquidation Date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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